UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

Ouster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39463	86-2528989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Treat Avenue

San Francisco, California 94110

(Address of principal executive offices) (Zip Code)

(415) 949-0108

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OUST	Nasdaq Global Select Market
Warrants to purchase common stock expiring 2026	OUSTZ	Nasdaq Capital Market
Warrants to purchase common stock expiring 2025	OUSTW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 18, 2025, Ouster, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, a total of 37,349,466 shares of common stock were present in person or represented by proxy, representing approximately 69.4% of the Company’s outstanding common stock as of April 21, 2025, the record date for the 2025 Annual Meeting. The following are the voting results for the proposals considered and voted upon at the 2025 Annual Meeting, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025.

Item 1 - Election of three Class I directors to serve until the Company’s 2028 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Christina C. Correia	19,851,314	1,129,355	16,368,797
Stephen A. Skaggs	19,841,903	1,138,766	16,368,797
Ernest E. Maddock	13,337,799	7,642,870	16,368,797

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
37,136,015	98,881	114,570	0

Item 3 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
19,544,944	1,222,266	213,459	16,368,797

Item 4 – Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
18,180,902	2,502,260	297,507	16,368,797

Based on the foregoing votes, each of Christina C. Correia, Stephen A. Skaggs and Ernest E. Maddock was elected as a Class I director and Items 2 and 3 were approved. Item 4 was not approved. No other items were presented for stockholder approval at the 2025 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUSTER, INC.

Date: June 20, 2025	By:	/s/ Megan Chung
	Name:	Megan Chung
	Title:	General Counsel and Secretary